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                                                                EXHIBIT 10.08(p)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

PROJECT TITLE:  Product Modeling                                   FINAL VERSION




               SCHEDULE NUMBER "230697"/(AGREEMENT NO. 9700050785)

                                PRODUCT MODELING


This Schedule Number "230697", effective August 11, 1997 issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") is made a part thereto.

This Schedule contains the following sections:

              1.  Project Description

              2.  Schedule, Statement of Work and Deliverables

              3.  Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  PROJECT DESCRIPTION

1.1 INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST EAC in support of PRODUCT MODELING. The work to be provided by CGI represents a new effort between the parties.

1.2 OVERVIEW

U S WEST products are an important architectural element of service delivery now
and in the future. [                                             ] The initial
focus of this effort will be on modeling product from the customer contact and consumer viewpoint. CGI will supply a single resource to this project. The CGI resource will be a team member providing a set of skills to a group effort. A result of this approach will be a jointly developed set of documents under the leadership and management of U S WEST.

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Schedule Number 230697               Carnegie Group, Inc. and U S West                            10/23/97
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PROJECT TITLE:  Product Modeling                                   FINAL VERSION



1.3   EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following definitions apply to this Schedule:

1.       Review of the Schedule

         a) The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI resource will meet within the first week after the effective date of this Schedule to review the details of this Schedule.

         b) The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI resource be assigned by U S WEST or CGI respectfully to the PRODUCT MODELING effort after the initial Review, unless as otherwise mutually agreed by the parties.



1.4 CGI ROLES AND RESPONSIBILITIES

The following activities are to be performed by CGI:

1.  Research

    [      ]

3.  Documentation


The following task(s) (including details involved in the activities provided above) are to be performed by CGI:

1. The CGI resource will work within the U S WEST research team as dependent and independent member. The research will be guided by and direction provided by U S WEST. The area of research will be focused on modeling U S WEST products from a customer point of view.

     [                                                     ]

3. Documentation of work and assigned tasks. Where during the project the CGI resource is assigned tasks that require a final document and/or a component/section(s) of a final document the CGI resource will produce that document or component/section(s).




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PROJECT TITLE:  Product Modeling                                   FINAL VERSION




1.5 U S WEST ROLES AND RESPONSIBILITIES

The following activities are to be provided by U S WEST:

1.  Scope definition

2.  Research

3.  Documentation

1.6 JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

1.  Research

2.  Requirements Development

3.  Design

    [                                             ]

1.7 SCOPE

This is a U S WEST lead project supported by a single CGI resource. The scope of this phase of the project is to define requirements, publish draft models and specifications to support multiple applications use of product knowledge. The CGI resource is a contributor to the overall effort through October of 1997.

1.8 DELIVERABLES

[        ] Actual deliverables will be determined during this phase of the project. In addition to the research and design the CGI resource will also be required to document their work.

1.9 SUMMARY

This Schedule covers efforts to be performed from August 11, 1997 through October 31, 1997.



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PROJECT TITLE:  Product Modeling                                   FINAL VERSION



2.  SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1 TASKS, SCHEDULE, AND DELIVERABLES

The following table summarizes the tasks, schedule and deliverables included in this Schedule.

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TASKS                  RESPONSIBILITY         START DATE             END DATE               DELIVERABLES

---------------------- ---------------------- ---------------------- ---------------------- ----------------------
Research, Design       U S WEST and                                                         To be
and                    CGI                    8/11/97                10/31/1997             determined
Documentation                                                                               during the early
                                                                                            phases of the
                                                                                            project. Both U S
                                                                                            WEST and CGI resources
                                                                                            will produce the
                                                                                            requisite documents
                                                                                            as determined in
                                                                                            the early phases
                                                                                            of the project.

---------------------- ---------------------- ---------------------- ---------------------- ----------------------
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2.2 ASSUMPTIONS

The above tasks, schedules and deliverables were developed based on the following assumptions.

         1. The schedule is based on a project start date of August 11, 1997. Delays in this start date may impact the delivery date of one or more Deliverables.

         2. The work estimates are based on CGI Methodology and past experience. CGI will continuously monitor the status and notify U S WEST of any issues or risk situations which may impact the delivery date.

         3.       CGI has timely access to U S WEST personnel (i.e. SMEs).

         4. U S WEST to provide a sponsor and project manager to act as the liaison between the U S WEST project team and the CGI resource.

         5. Weekly status reports and meetings to be held between the U S WEST project manager and the CGI project manager to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

         6. U S WEST to provide facilities, computer equipment, software, etc., as requested by CGI.



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PROJECT TITLE:  Product Modeling                                   FINAL VERSION



         7. Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date of one or more Deliverables.

         8. Change requests to be submitted using the CGI change process for analysis to provide estimates, costs, and impact on current deliverables. Signed approval in compliance with RPP 1001 is required before implementation of any change requests.

2.3 DELIVERABLES

Deliverables will be determined during the early phases of the project and will
be completed jointly between U S WEST and CGI. [                          ]

A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within five (5) business days after delivery, then the Deliverables shall be deemed accepted.




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PROJECT TITLE:  Product Modeling                                   FINAL VERSION



3.  PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below:


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--------------------------------------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                               [        ]

LESS [      ] MINIMUM DISCOUNT AND ANY                                        [        ]
PROJECT VOLUME DISCOUNT


------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                    [        ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES                                                     None

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH                                           None
EXPENSES

------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                                [        ]

--------------------------------------------------------------------------------------------------------------

Estimated hours are as follows:


--------------------------------------------------------------------------------------------------------------
                       CATEGORY                                            ESTIMATED HOURS

------------------------------------------------------  ------------------------------------------------------
Manager(s)

Business Consultant(s)

Engineer(s)                                                                   [        ]

Technical Writer(s)
------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS                                                                   [        ]

--------------------------------------------------------------------------------------------------------------
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IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                                U S WEST

BY:    /S/ BRUCE RUSSELL                            BY:     /S/  M.G.
   --------------------------                          -------------------------

NAME:      BRUCE RUSSELL                            NAME:        MOTTI GOLDBERG
     ------------------------                            -----------------------
            (printed)                                          (printed)
TITLE:      EVP                                     TITLE:       DIRECTOR
      -----------------------                             ----------------------

DATE:       11/20/97                                DATE:        11/10/97
     ------------------------                            -----------------------










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